UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2003

Progress Software Corporation
(Exact name of registrant as specified in its charter)

Commission file number: 0-19417

Massachusetts (State or other jurisdiction of incorporation or organization)	04-2746201 (I.R.S. employer identification no.)

14 Oak Park
Bedford, Massachusetts 01730
(Address of principal executive offices, including zip code)

(781) 280-4000
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
Press Release dated September 16, 2003

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

     The exhibit listed below is being furnished with this Form 8-K.

Exhibit Number	Description

99.1	Press Release dated September 16, 2003.

Item 12. Results of Operations and Financial Condition

     On September 16, 2003, Progress Software Corporation (the Company) announced via press release the Company’s financial results for the third quarter ended August 31, 2003. A copy of the Company’s press release is attached as Exhibit 99.1. This Form 8-K, the information contained herein, and the attached exhibit are furnished under Item 12 of Form 8-K and are furnished to, but not filed with, the SEC.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 16, 2003	Progress Software Corporation

By: /s/ Norman R. Robertson Senior Vice President, Finance and Administration and Chief Financial Officer